Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation	Case No. 02-50441

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED Jan-04	PETITION DATE:	01/24/02

1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here x the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
Dollars reported in $1

		End of Current	End of Prior	As of Petition
		Month	Month	Filing
2.	Asset and Liability Structure
	a. Current Assets	$9,769,229	$9,818,066

	b. Total Assets	$9,769,229	$9,818,066

	c. Current Liabilities	$5,468,945	$5,468,945

	d. Total Liabilities	$46,210,822	$46,210,822

				Cumulative
		Current Month	Prior Month	(Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$992	$321,987	$24,669,253

	b. Total Disbursements	$49,828	$359,921	$19,764,605

	c. Excess (Deficiency) of Receipts Over Disbursements (a – b)	($48,836)	($37,934)	$4,904,647

	d. Cash Balance Beginning of Month	$10,133,573	$10,171,507	$10,171,507

	e. Cash Balance End of Month (c + d)	$10,084,736	$10,133,573	$10,084,736

				Cumulative
		Current Month	Prior Month	(Case to Date)
4.	Profit/(Loss) from the Statement of Operations	($48,836)	($37,934)	($6,788,071)

5.	Account Receivables (Pre and Post Petition)	($361,617)	($361,617)

6.	Post-Petition Liabilities	$5,468,945	$5,468,945

7.	Past Due Post-Petition Account Payables (over 30 days)	$0	$0

At the end of this reporting month:			Yes	No

8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

9.	Have any payments been made to professionals? (if yes, attach listing including date of			X
payment, amount of payment and name of payee)

10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		X

11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes,		X
attach listing including date of payment, amount and reason for payment, and name of payee)

12.	Is the estate insured for replacement cost of assets and for general liability?			X

13.	Are a plan and disclosure statement on file?			X

14.	Was there any post-petition borrowing during this reporting period?			X

15.	Check if paid: Post-petition taxes________________; U.S. Trustee Quarterly Fees

	Check if filing is current for: Post-petition tax reporting and tax returns:	X

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: Feb 18, 2004.	/s/ J. P. BARRATT

Responsible Individual

BALANCE SHEET
(General Business Case)
For the Month Ended 1/31/2004

		From Schedules	Market Value
	Assets
	Current Assets
1	Cash and cash equivalents - unrestricted		$10,084,736

2	Cash and cash equivalents - restricted		$0

3	Accounts receivable (net)	A	($361,617)

4	Inventory	B	$0

5	Prepaid expenses		$0

6	Professional retainers		$0

7	Other: Deposits		$46,110

8	Travel Advance		$0

	Digital River Shares		$0

9	Total Current Assets		$9,769,229

	Property and Equipment (Market Value)

10	Real property	C	$0

11	Machinery and equipment	D	$0

12	Furniture and fixtures	D	$0

13	Office equipment	D	$0

14	Leasehold improvements	D	$0

15	Vehicles	D	$0

16	Other - Computer Software	D

17		D

18		D

19		D

20		D

21	Total Property and Equipment	D	$0

	Other Assets
22	Loans to shareholders		$0

23	Loans to affiliates		$0

24	Non-current deposits		$0

25

26

27

28	Total Other Assets		$0

29	Total Assets		$9,769,229

NOTE Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Liabilities and Equity
(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages		$0

31	Payroll taxes		$0

32	Real and personal property taxes		$0

33	Income taxes		$0

34	Sales taxes		$0

35	Notes payable (short term)		$0

36	Accounts payable (trade)	A	$4,478,450

37	Real property lease arrearage		$201,656

38	Personal property lease arrearage		$0

39	Accrued professional fees		$0

40	Current portion of long-term post-petition debt (due within 12 months)		$0

41	Other: Accrued employee expenses		$15,288

42	Accrued interest expense		$773,551

43	Deferred revenue		$0

44	Total Current Liabilities		$5,468,945

45	Long-Term Post-Petition Debt, Net of Current Portion		$0

46	Total Post-Petition Liabilities		$5,468,945

	Pre-Petition Liabilities (allowed amount)
47	Secured claims	F	$0

48	Priority unsecured claims	F	$0

49	General unsecured claims	F	$40,741,877

50	Total Pre-Petition Liabilities		$40,741,877

51	Total Liabilities		$46,210,822

	Equity (Deficit)

52	Retained Earnings/(Deficit) at time of filing		($319,081,002)

53	Capital Stock		$303,488,282

54	Additional paid-in capital		$0

55	Cumulative profit/(loss) since filing of case		($6,788,071)

56	Post-petition contributions/(distributions) or (draws)		$0

57	Net realized gain (loss) on Investment		$1,277,888

58	Market value adjustment		($15,338,690)

59	Total Equity (Deficit)		($36,441,593)

60	Total Liabilities and Equity (Deficit)		$9,769,229

SCHEDULES TO THE BALANCE SHEET
(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

	Accounts Receivable	Accounts Payable	Past Due
	[Pre and Post Petition]	[Post Petition]	Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$0	$4,478,450

31-60 Days	$0

61 -90 Days			$0

91+ Days	($361,617)

Total accounts receivable/payable	($361,617)	$4,478,450

Allowance for doubtful accounts	$0

Accounts receivable (net)	($361,617)

Schedule B
Inventory/Cost of Goods Sold

Inventory(ies)
Balance at
Types and Amount of Inventory(ies)	End of Month
Retail/Restaurants -
Product for resale

Distribution
Products for resale	$0

Manufacturer -
Raw Materials

Work-in-progress

Finished goods

Other - Explain

TOTAL	$0

Method of Inventory Control
Do you have a functioning perpetual inventory system?
Yes	x	No

How often do you take a complete physical inventory?
Weekly

Monthly

Quarterly

Semi-annually

Annually		x

Date of last physical inventory was			11/30/2001 0:00

Date of next physical inventory is

Cost of Goods Sold
Inventory Beginning of Month	$0

Add -

Net purchase	$0

Direct labor

Manufacturing overhead

Freight in

Other:

Deferred COGS	$0

Misc Charges (i.e. fulfillment costs, credit card fees)	$0

Less-
Inventory End of Month	$0

Shrinkage (obsolete)	$0

Personal Use

Cost of Goods Sold	$0

Inventory Valuation Methods
Indicate by a checkmark method of inventory used.
Valuation methods -
FIFO cost

LIFO cost

Lower of cost or market

Retail method

Other	x

Explain
Perpetual

Schedule C
Real Property

Description	Cost	Market Value

TOTAL	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
Computers, Laptops, Servers, Dataports, Routers	$11,436,212	$0

TOTAL	$11,436,212	$0

Furniture & Fixtures -
Cubicles, Workstations, Chairs, Tables	$1,237,837	$0

TOTAL	$1,237,837	$0

Office Equipment -
Phone Systems, Fax Machines	$399,374	$0

TOTAL	$399,374	$0

Leasehold Improvements -
Security Systems, Repairs, Sign, Electrical Services	$939,792	$0

TOTAL	$939,792	$0

Vehicles -
Ford Van	$29,006	$0

TOTAL	$29,006	$0

Computer Software - Other -
Sybase, Weblogic, Silknet, SAP, Verisign, Licenses	$4,416,137	$0

Construction in Progress - Enterprise License Maint Agreement, SAP	$3,098,668	$0

TOTAL	$7,514,805	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)

	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Taxes Payable
Federal
Income Tax Withholding	$0				$0

FICA — Employee	$0				$0

FICA — Employer	$0				$0

Unemployment (FUTA)	$0				$0

Income	$0				$0

Other (Attach List)	$0				so

Total Federal Taxes	$0	$0	$0	$0	$0

State and Local
Income Tax Withholding	$0				$0

Unemployment (UT)	$0				so

Disability Insurance (DI)	$0				$0

Empl. Training Tax (ETT)	$0				$0

Sales	$0				$0

Excise	$0				$0

Real property	$0				$0

Personal property	$0				$0

Income	$0				so

Other (Attach List)	$0				$0

Total State & Local Taxes	$0	$0	$0	$0	$0

Total Taxes	$0	$0	$0	$0	$0

Schedule F
Pre-Petition Liabilities

	Claimed	Allowed
	Amount	Amount (b)
List Total Claims For Each Classification -
Secured claims (a)	$0	$0

Priority claims other than taxes	$0	$0

Priority tax claims	$0	$0

General unsecured claims	$40,741,877	$40,741,877

(a)	List total amount of claims even it under secured.

(b)	Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G
Rental Income Information
Not Applicable to General Business Cases

Schedule H
Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Merrill Lynch	Merrill Lynch	ABN Amro - Euro	ABN Amro - Pound

Account Type	Checking	Checking	Checking	Checking

Account No.	881-07A44	881-07A45	004514670220	40042375

Account Purpose	Depository	Depository	Depository	Depository

Balance, End of Month	$311,236	$418,235	$0	$35,604

Total Funds on Hand for all Accounts	$10,084,736

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Schedule H
Recapitulation of Funds Held at End of Month

	Account 5	Account 6	Account 7	Account 8
Bank	ABN Amro - CAD	ABN Amro -USD	Scotia Bank	Wells Fargo Concentration
Account Type	Checking	Checking	Checking	Checking
Account No.	460131877591	451046702241	800021021818	4761063908
Account Purpose	Depository	Depository	Depository	Operating
Balance, End of Month	$0	$0	$38,045	$9,289,000

	Account 9	Account 10	Account 11	Account 12
Bank	Wells Fargo Payroll	Wells Fargo AP	Wells Fargo Secured	Merrill Lynch Trust Fund
Account Type	Checking	Checking	Checking	Checking
Account No.	4761063924	4174685024
Account Purpose	Payroll	Accounts Payable	Depository	Depository

Balance, End of Month	($6,647)	($879)	$0	$0

Account 13
Bank	Petty Cash
Account Type	Cash
Account No. Account Purpose	Cash

Balance, End of Month	$143

STATEMENT OF OPERATIONS
(General Business Case)
For the Month Ended 01/31/04

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
		$0	1	Gross Sales	$0
		$0	2	less: Sales Returns & Allowances	$0
$0	$0	$0	3	Net Sales	$39,391,855	$0
$0		$0	4	less: Cost of Goods Sold (Schedule’B’)	$37,668,400
$0	$0	$0	5	Gross Profit	$1,723,455	$0
$992		$992	6	Interest	$69,463
$0		$0	7	Other Income: Gain on Disposal of Business	$4,762,861
$0		$0	8	Gain on Sale of Asset	$957,927
$0		$0	9	Gain on Foreign Exchange	$4,245
					$0

$992	$0	$992	10	Total Revenues	$7,517,951	$0

				Expenses:
$24,270		($24,270)	11	Compensation to Owner(s)/Officer(s)	$627,731
$0		$0	12	Salaries	$4,371,988
$0		$0	13	Commissions	$251,319
$0		$0	14	Contract Labor	$255,461
$0		$0	15	Rent/Lease:	$0
$0		$0	16	Real Property	$696,453
$0		$0	17	Insurance	$553,753
$0		$0	18	Management Fees	$0
$0		$0	19	Depreciation	$542,192
$0		$0	20	Taxes:	$251,268
$0		$0	21	Real Property Taxes	$22,720
$0		$0	22	Other Taxes	$566
$0		$0	23	Other Selling	$968,063
$25,558		($25,558)	24	Other Administrative	$4,951,89
$0		$0	25	Interest	$805,761
$0		$0	26	Other Expenses:	($33,150
		$0	27		$0
		$0	28		$0
		$0	29		$0
		$0	30		$0
		$0	31		$0
		$0	32		$0
		$0	33		$0
		$0	34		$0

$49,828	$0	($49,828)	35	Total Expenses	$14,266,022	$0

($48,836)	$0	($48,836)	36	Subtotal	($6,748,071)	$0

		$0	37	Reorganization Items:
		$0	38	Provisions for Rejected Executory Contracts	$0
		$0	39	Interest Earned on Accumulated Cash from	$0
		$0	40	Gain or (Loss) from Sale of Equipment	$0
$0		$0	41	U.S. Trustee Quarterly Fees	$40,000	$0
		$0	42		$0

$0	$0	$0	43	Total Reorganization Items	$40,000	$0

($48,836)	$0	($48,836)	44	Net Profit (Loss) Before Federal & State Taxes	($6,788,071)	$0

		$0	45	Federal & State Income Taxes

($48,836)	$0	($48,836)	46	Net Profit (Loss)	($6,788,071)	$0

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/-10% only):

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 01/31/04

		Actual	Cumulative
		Current Month	(Case to Date)

	Cash Receipts
1	Rent/Leases Collected	$0	$1,166,418
2	Cash Received from Sales	$0	$15,440,779
3	Interest Received	$992	$73,795
4	Borrowings	$0	$0
5	Funds from Shareholders, Partners, or Other Insiders	$0	$0
6	Foreign Exchange Gain/(Loss)	$0	$4,245
7	Non AR Receipts	$0	$151,530
8	Cash Collected on Behalf of Digital River	$0	$446,796
9	Softchoice	$0	$2,134,107
10	Cash received from the Sale of Assets	$0	$204,596
	Cash received from sale of stock	$0	$4,481,578
11	Deposit refund	$0	$565,410

12	Total Cash Receipts	$992	$24,669,253

	Cash Disbursements
13	Payments for Inventory	$0	$7,047,165
14	Selling	$0	$202,015
15	Administrative	$5,966	$2,804,618
16	Capital Expenditures	$0	$0
17	Principal Payments on Debt	$0	$0
18	Interest Paid	$0	$0
	Rent/Lease:		$0
19	Personal Property		$0
20	Real Property	$0	$1,808,210
	Amount Paid to Owner(s)/Officer(s)		$0
21	Salaries	$13,295	$637,918
22	Draws	$0	$0
23	Commissions/Royalties	$0	$0
24	Expense Reimbursements	$19,592	$246,727
25	Other - Subcontractor Labor	$0	$1,194,415
26	Salaries/Commissions (less employee withholding)	$0	$2,075,520
27	Management Fees		$0
	Taxes:		$0
28	Employee Withholding	$8,788	$1,389,931
29	Employer Payroll Taxes	$2,186	$268,817
30	Real Property Taxes		$0
31	Other Taxes	$0	$17,511
32	Other Cash Outflows:		$0
33	Deposits	$0	$201,085
34	Prepetition payments	$0	$207,949
35	401k	$0	$232,064
36	Employee benefits	$0	$467,664
37	Payments made to Digital River	$0	$322,974
		$0	$640,023

38	Total Cash Disbursements:	$49,828	$19,764,605

39	Net Increase (Decrease) in Cash	($48,836)	$4,904,647

40	Cash Balance, Beginning of Period	$10,133,573	$5,180,090

41	Cash Balance, End of Period	$10,084,736	$10,084,736

MONTHLY TAX STATEMENT

Case Name: BEYOND.COM CORPORATION
Case Number: 02-50441

Month Reported: 01/31/04

Period Ending:	01/15/04	01/31/04	TOTAL

GROSS PAYROLL	11,042	11,042	22,083
Federal Tax Withheld	3,434	3,434	6,868
State Tax Withheld	960	960	1,920
Employer Tax	845	845	1,689
Remittance to IRS	4,279	4,279	8,558
Date Remitted	01/15/04	01/31/04
Remittance to EDD	960	960	1,920
Date Remitted	01/15/04	01/31/04
GROSS SALES[2]	—	—	—
Remittance to SBE	—	—	—
Date Remitted	—	—	—
OTHER TAXES	—	—	—
Remittance	—	—	—
Date Remitted	—	—	—

I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

Date: Feb. 18, 2004	Signature:
	Print Name:	J. P. BARRATT

1 To comply with the Court’s Order for Payment of State and Federal Taxes and the U.S. Trustee Guidelines, attach the signed original of this statement to the Monthly Operating Report filed with the court and attach a copy to the copy of the Monthly Operating Report served on the United States Trustee. This statement is due on or before the 20th day of the month following the month being reported.

2 List only gross sales subject to sales tax (i.e. do not list exempy sales and services).

Beyond.com
Officer Payments
Summary #11

Check Number	Date	Amount	Payee	Reason for Payment
2085	01/15	$6,647.45	John Barratt	payroll
2086	01/31	$6,647.43	John Barratt	payroll
11580	01/09	$19,592.29	John Barratt	expenses as detailed below:
			4,370.17	First Half 2003
			3,517.77	July 2003
			1,765.57	August 2003
			1,304.59	September 2003
			2,712.78	October 2003
			4,877.79	November 2003
			1,043.62	December 2003
$32,887.17

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Merrill Lynch Operating, Period Ending 01/31/2004

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						311,170.32
Cleared Transactions
Deposits and Credits - 1 item Deposit	1/31/2004			X	65.68	65.68

Total Deposits and Credits					65.68	65.68

Total Cleared Transactions					65.68	65.68

Cleared Balance					65.68	311,236.00

Register Balance as of 01/31/2004					65.68	311,236.00

Ending Balance					65.68	311,236.00

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Merrill Lynch CC, Period Ending 01/31/2004

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						418,127.82
Cleared Transactions
Deposits and Credits - 1 item
Deposit	1/31/2004			X	107.34	107.34

Total Deposits and Credits					107.34	107.34

Total Cleared Transactions					107.34	107.34

Cleared Balance					107.34	418,235.16

Register Balance as of 01/31/2004					107.34	418,235.16

Ending Balance					107.34	418,235.16

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Wells Fargo Concentration, Period Ending 01/31/2004

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						9,457,676.43
Cleared Transactions
Checks and Payments - 3 items
Check	1/20/2004			X	-957.23	-957.23
General Journal	1/31/2004	274		X	-25,165.75	-26,122.98
General Journal	1/31/2004	273		X	-143,372.01	-169,494.99

Total Checks and Payments					-169,494.99	-169,494.99
Deposits and Credits - 1 item
Deposit	1/2/2004			X	818.69	818.69

Total Deposits and Credits					818.69	818.69

Total Cleared Transactions					-168,676.30	-168,676.30

Cleared Balance					-168,676.30	9,289,000.13

Register Balance as of 01/31/2004					-168,676.30	9,289,000.13

Ending Balance					-168,676.30	9,289,000.13

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Wells Fargo Accounts Payable, Period Ending 01/31/2004

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						0.00
Cleared Transactions
Checks and Payments - 6 items
Bill Pmt -Check	12/21/2003	11572	Jeffer, Mangels, But	X	-118,856.38	-118,856.38
Bill Pmt -Check	1/9/2004	11582	US Stock	X	-1,261.64	-120,118.02
Bill Pmt -Check	1/9/2004	11581	Poorman-Douglas	X	-3,493.17	-123,611.19
Bill Pmt -Check	1/9/2004	11580	John Barratt	X	-19,592.29	-143,203.48
Bill Pmt -Check	1/9/2004	11579	Fedex	X	-109.07	-143,312.55
Check	1/20/2004			X	-59.46	-143,372.01

Total Checks and Payments					-143,372.01	-143,372.01
Deposits and Credits -1 item
General Journal	1/31/2004	273		X	143,372.01	143,372.01

Total Deposits and Credits					143,372.01	143,372.01

Total Cleared Transactions					0.00	0.00
Cleared Balance					0.00	0.00
Uncleared Transactions
Checks and Payments - 9 items
Check	7/31/2002	10819	Patricia Scragg		-49.95	-49.95
Check	7/31/2002	11103	W. Hische		-69.95	-119.90
Check	7/31/2002	10735	Ingram Micro		-20.00	-139.90
Check	7/31/2002	10600	W. Hische		-69.95	-209.85
Check	7/31/2002	10587	Shirley Fulan		-39.95	-249.80
Check	7/31/2002	10582	John Conway		-29.95	-279.75
Check	7/31/2002	10578	Mike McCrary		-50.00	-329.75
Check	7/31/2002	010549	Trilogy Software		-265.50	-595.25
Check	7/31/2002	11ADJ	Adjustment		-283.66	-878.91

Total Checks and Payments					-878.91	-878.91

Total Uncleared Transactions					-878.91	-878.91

Register Balance as of	01/31/2004				-878.91	-878.91
New Transactions
Checks and Payments - 4 items
Bill Pmt -Check	2/2/2004	11583	IRS		-537.00	-537.00
Bill Pmt -Check	2/2/2004	11584	Poorman-Douglas		-539.87	-1,076.87
Bill Pmt -Check	2/2/2004	11585	U.S. Trustee		-3,750.00	-4,826.87
Bill Pmt -Check	2/2/2004	11586	US Stock		-412.00	-5,238.87

Total Checks and Payments					-5,238.87	-5,238.87

Total New Transactions					-5,238.87	-5,238.87

Ending Balance					-6,117.78	-6,117.78

Beyond.com Corporation
Reconciliation Detail
Accrual Basis	Wells Fargo Payroll, Period Ending 01/31/2004

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						0.00
Cleared Transactions
Checks and Payments - 5 items
General Journal	12/31/2003	269		X	-7.458.03	-7,458.03
General Journal	1/15/2004	272		X	-6,647.45	-14,105.48
General Journal	1/15/2004	272		X	-5,735.90	-19,841.38
General Journal	1/31/2004	275		X	-5,238.94	-25,080.32
Check	1/31/2004			X	-85.43	-25,165.75

Total Checks and Payments					-25,165.75	-25,165.75
Deposits and Credits - 1 item
General Journal	1/31/2004	274		X	25,165.75	25,165.75

Total Deposits and Credits					25,165.75	25,165.75

Total Cleared Transactions					0.00	0.00

Cleared Balance					0.00	0.00
Uncleared Transactions
Checks and Payments - 1 item
General Journal	1/31/2004	275			-6,647.43	-6,647.43

Total Checks and Payments					-6,647.43	-6,647.43

Total Uncleared Transactions					-6,647.43	-6.647.43

Register Balance as of 01/31/2004					-6,647.43	-6,647.43

Ending Balance					-6.647.43	-6,647.43

Total Account Value As Of 01/30/2004	$418,235.16

YOUR FINANCIAL ADVISOR:	Your Merrill Lynch Office:
ROBERT J MCKIERNAN	724 W LANCASTER AVE
Robert Mckiernan@ml.com	WAYNE PA 19087
(610) 687-7900

FOR CUSTOMER SERVICE QUESTIONS:	Review Your Statement Online at:
1-800-MERRILL (1-800-637-7455)	www.mlol.ml.com

Portfolio Summary

Asset	12/31/03	Value	%	01/30/04	Value	%
Cash/Money Accounts		418,127	100		418,234	100
CD’s/Equivalents
Government Securities
Corporate Bonds
Municipal Bonds
Equities
Mutual Funds
Options
Other
Long Market Value		418,127			418,234
Short Market Value
Estimated Accrued
Interest Debit Balance
Net Portfolio Value		418,127			418,235

NEWS

You asked for it, now you got it! Access your WCMA® account more quickly and efficiently. The Business Center has turbo- charged incoming wire transfer reports, featuring real-time information, and smoother navigation to speed through your most-used online account tasks.

Access your account at www.businesscenter.ml.com.

Income Summary

	This Statement	Year-to-Date
Money Fund Dividends	82.29	82.29
Tax-Exempt Funds
Tax-Exempt Interest
Reportable Interest
Reportable Dividends
Income Not Reported
Total	82.29	82.29

Items for Attention

Security	Message	Date
No Items For Attention

Purchasing Power 390,085

Financial Market Indicators

	This Statement	Last Statement	Previous Year-End
S&P500	1131.13	1111.92	1111.92
Three-Month Treasury Bills	.91%	.92%	.92%
Long-Term Treasury Bonds	4.96%	5.08%	5.08%
One-Month LIBOR	1.10%	1.12%	1.12%
NASDAQ	2066.15	2003.37	2003.37

+     BEYOND.COM

Page	Statement Period	Account No.
7 of 13	01/01/04 TO 01/30/04	881-07A45

Cash Flow Summary

Activity Summary	This Statement	Year-to-Date
Opening Balance Cash & Money Accounts	390,003.09
Net Credits & Debits	82 . 29	82.29
Closing Balance Cash & Money Accounts	390,085.38

Credits	This Statement	Year-to-Date
Sales
Income	82.29	82.29
Funds Received
Electronic Tfrs
Other
Total Credits	82.29	82.29

Debits	This Statement	Year-to-Date
Purchases
Withdrawals
Electronic Tfrs
Other
Total Debits

Current Portfolio

			Adjust/Unit	Total	Estimated	Estimated	Unrealized	Estimated	Estimated	Current
		Date	Cost	Cost	Market	Market	Gain or	Accrued	Annual	Yield
Quantity	Security Description	Acquired	Basis	Basis	Price	Value	(Loss)	Interest	Income	%
Cash and Money Accounts
390,085	WCMA MONEY FUND CLASS 2		1.00	390,085	1.00	390,085			1,053	.27
28,149	ML PREMIER INST-L FUND
	(.7800 FRACTIONAL SHARE)
	AS OF 01/30/04 DIV NOT INCL		1.00	28,149	1.00	28,149			292	1.04

Total Cash and Money Accounts				418,234		418,234			1,345	.32
A change in tier assignment will automatically convert the class of WCMA money fund shares held in your account. The WCMA Agreement and Program Description and the WCMA Fund Prospectus contain more details.

Total of Long Portfolio				418,234		418,234			1,345	.32

+ BEYOND.COM

Page	Statement Period	Account No.
8 of 13	01/01/04 TO 01/30/04	881-07A45

Statement Activity

Date	Transaction	Quantity	Description	Price	Debit	Credit
Dividends and Interest
01/30	Share Dividend	82	WCMA MONEY FUND CLASS 2
01/30	Cash Dividend		WCMA MONEY FUND CLASS 2			.29
			FROM 01-02 THRU 01-29
	Income Total		WCMA MONEY FUND CLASS 2			82.00
Net Total						82.29

Statement Activity

Date	Description	Purchases	Sales	Date	Description	Purchases	Sales
Money Fund Transaction
01/02	WCMA MONEY FUND CLASS 2	1.00		Total		1.00
				Net Total		1.00
Customer Service	For information about your account, please call 1-800-MERRILL (1-800-637-7455). To report Lost or Stolen Visa Cards or Checks, please call 1-800-262-5678. When requested, enter your Access Code 91-881-07245.

+ BEYOND.COM	*** END OF STATEMENT ***

Page	Statement Period	Account No.
9 of 13	01/01/04 TO 01/30/04	881-07A45

This page is left intentionally blank

Total Account Value As Of 01/30/2004	$311,236.00

YOUR FINANCIAL ADVISOR:	Your Merrill Lynch Office:
ROBERT J MCKIERNAN	724 W LANCASTER AVE
Robert Mckiernan@ml.com	WAYNE PA 19087
(610) 687-7900

FOR CUSTOMER SERVICE QUESTIONS:	Review Your Statement Online at:
1-800-MERRILL (1-800-637-7455)	www.mlol.ml.com

Portfolio Summary

Asset	12/31/03	Value	%	01/30/04	Value	%
Cash/Money Accounts		311,170	100		311,236	100
CD’s/Equivalents
Government Securities
Corporate Bonds
Municipal Bonds
Equities
Mutual Funds
Options
Other
Long Market Value		311,170			311,236
Short Market Value
Estimated Accrued Interest
Debit Balance
Net Portfolio Value		311,170			311,236

NEWS

You asked for it, now you got it! Access your WCMA(R) account more quickly and efficiently. The Business Center has turbo- charged incoming wire transfer reports, featuring real-time information, and smoother navigation to speed through your most-used online account tasks.

Access your account at www.businesscenter.ml.com.

Income Summary

	This Statement	Year-to-Date
Money Fund Dividends	65.68	65.68
Tax-Exempt Funds
Tax-Exempt Interest
Reportable Interest
Reportable Dividends
Income Not Reported
Total	65.68	65.68

Items for Attention

Security	Message	Date
No Items For Attention

Purchasing Power 311,236

Financial Market Indicators

	This Statement	Last Statement	Previous Year-End
S&P500	1131.13	1111.92	1111.92
Three-Month Treasury Bills	.91%	.92%	.92%
Long-Term Treasury Bonds	4.96%	5.08%	5.08%
One-Month LIBOR	1.10%	1.12%	1.12%
NASDAQ	2066.15	2003.37	2003.37

+ BEYOND.COM

Page	Statement Period	Account No.
4 of 13	01/01/04 TO 01/30/04	881-07A44

Cash Flow Summary

Activity Summary	This Statement	Year-to-Date
Opening Balance
Cash & Money Accounts	311,170.32
Net Credits & Debits	65.68	65.68
Closing Balance
Cash & Money Accounts	311,236.00

Credits	This Statement	Year-to-Date
Sales
Income	65.68	65.68
Funds Received
Electronic Tfrs
Other
Total Credits	65.68	65.68

Debits	This Statement	Year-to-Dat
Purchases
Withdrawals
Electronic Tfrs
Other
Total Debits

Current Portfolio

			Adjust/Unit	Total	Estimated	Estimated	Unrealized	Estimated	Estimated	Current
		Date	Cost	Cost	Market	Market	Gain or	Accrued	Annual	Yield
Quantity	Security Description	Acquired	Basis	Basis	Price	Value	(Loss)	Interest	Income	%
Cash and Money Accounts
	CASH			1		1
311,235	WCMA MONEY FUND CLASS 2		1.00	311,235	1.00	311,235			840	.27

Total Cash and Money Accounts				311,236		311,236			840	.27
A change in tier assignment will automatically convert the class of WCMA money fund shares held in your account. The WCMA Agreement and Program Description and the WCMA Fund Prospectus contain more details.

Total of Long Portfolio				311,236		311,236			840	.27

Statement Activity

Date	Transaction	Quantity	Description	Price	Debit	Credit
Dividends and Interest
01/30	Share Dividend	65	WCMA MONEY FUND
			CLASS 2
01/30	Cash Dividend		WCMA MONEY FUND			.68
			CLASS 2
			FROM 01-02 THRU 01-29
	Income Total		WCMA MONEY FUND CLASS 2			65.00

+ BEYOND.COM

Page	Statement Period	Account No.
5 of 13	01/01/04 TO 01/30/04	881-07A44

Statement Activity

Date	Transaction	Quantity	Description	Price	Debit	Credit
Net Total						65.68

Customer Service	For information about your account, please call 1-800-MERRILL (1-800-637-7455). To report Lost or Stolen Visa Cards or Checks, please call 1-800-262-5678. When requested, enter your Access Code 91-881-07244.

+ BEYOND.COM	*** END OF STATEMENT ***

Page	Statement Period	Account No.
6 of 13	01/01/04 TO 01/30/04	881-07A44

This page is left intentionally blank

WELLS FARGO BANK, N.A.	51,202	(CO182)
PO BOX 63020	Account Number :	476-1063908
SAN FRANCISCO, CA 94163	Statement Start Date:	01/01/04
	Statement End Date:	01/31/04

BEYOND.COM CONCENTRATION DEBTOR IN POSSESSION CH 11 CASE *02-50441 2700 MISSION COLLEGE BLVD. SUITE 140-R SANTA CLARA CA 95054

For Customer Assistance:
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:OO AM to 6:00 PM Pacific Time
Monday-Friday

Account Number	Beginning Balance	Total Credits	Total Debits	Ending Balance
Wells One Account
476-1063908	0:00	170,313.68	170,313.68	0.00

News from Wells Fargo

Credits

     Electronic Deposits/Bank Credits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Jan 02	818.69	Sweep Dividend Deposit ACH Dividend Tra
	Jan 05	118,856.38	Sweep Transfer From Investment
	Jan 07	7,458.03	Sweep Transfer From Investment
	Jan 14	9,229.07	Sweep Transfer From Investment
	Jan 18	192.41	Sweep. Transfer From to vestment
	Jan 20	1,018.78	Sweep Transfer From Investment
	Jan 22	26,239.74:	Sweep’ Transfer-From Investment
	Jan 26	1,261.64	Sweep Transfer From Investment.
	Jan29	5,238.94	Sweep Transfer From Investment
		170,313.68	Total /Electronic Deposits/ Bank Credits
		170,313.68	Total Credits

Continued on next page

	51,202	(CO182)
Beyond.Com	Account Number:	476-1063908
Concentration	Statement End Date:	01/31/04

Debits

     Electronic Debits/ Bank Debits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Jan. 02	818.69	Sweep Transfer To Investment
	Jan 05	118,856,38	ZBA Funding Account Transfer To 4174685024
	Jan 07	7,458,03	ZBA Funding Account Transfer To 4761063924
	Jan 14	3,493,17	ZBA Funding Account Transfer To 4174685024
	Jan 14	5,735,90	ZBA Funding Account Transfer To 4761063924
	Jan 16	109,07	ZBA Funding Account Transfer To 4174685024
	Jan 16	83.34	ZBA Funding Account Transfer To 4761063924
	Jan 20	957,23	Client Analysis Srvc Chrg 040116 Svc Chge
			1203 000004761063908
	Jan 20	59,46	ZBA Funding Account Transfer To 4174685024
	Jan 20	2,09	ZBA Funding Account Transfer To 4761063924
	Jan 22	19,592,29	ZBA Funding Account Transfer To 4174685024
		6,647,45	ZBA Funding Account Transfer To 4761063924
	Jan 26	1,261,64	ZBA Funding Account Transfer To 4174685024
	Jan 29	5,238,94	ZBA Funding Account Transfer To 4761063924
		170,313,68	Total Electronic Debits/ Bank Debits
		170,313,68	Total Debits

Daily Ledger Balance Summary

Date	Balance	Date	Balance	Date	Balance
Dec 31	0.00	Jan 14	0.00	Jan 26	0.00
Jan 02	0.00	Jan 16	0.00	Jan 29	0.00
Jan 05	0.00	Jan 20	0.00
Jan 07	0.00	Jan 22	0.00

Average Daily Ledger Balance	0.00

Thank you for banking with Wells Fargo. Member FDIC.

PAGE:4

Overland Express Sweep

WELLS FARGO BANK. N.A. P.O; BOX 63020 SAN FRANCISCO, CA 94163	Page 1 of 2

BEYOND.COM	Account Number - DDA
CONCENTRATION	4761063908
DEBTOR IN POSSESSION
2700 MISSION COLLEGE BLVD. SUITE 140-R
SANTA CLARA CA 95054

THIS STATEMENT COVERS 01/01/2004 THROUGH 01/31/2004

FOR CURRENT YIELDS AND BALANCES BETWEEN 6:00 AM — 7:00 PM PACIFIC TIME, PLEASE CALL 1-800-AT-WELLS (289-3557), OPTION 1. FOR ALL OTHER INQUIRIES, PLEASE CALL YOUR CUSTOMER SERVICE OFFICER. OR 1-800-AT-WELLS (289-3557), OPTION 2. THANK:YOU FOR BANKING WITH WELLS FARGO!

WELLS FARGO OVERLAND EXPRESS SWEEP FUND

FUND SUMMARY

Dividends Earned YTD	793.28
Federal Withholding YTD	.00
7-Day Simple Yield	0.10001%
Federal Withholding	.00
Beginning Balance	9,457,885.31
Shares Purchased	818.69	+
Shares Redeemed	169,703.87	-
Ending Balance	9,289,000.13
Prior Month Dividends Paid to Checking	818.69
Dividends Earned in Current Month	793.28

Transaction Detail

1-01-2004	Beginning Balance	9,457,885.31
1-02-2004	Sweep Funds Return To DDA	208.88
1-05-2004	Sweep Purchase	818.69
1-06-2004	Sweep Funds Return To DDA	118,856.38
1-08-2004	Sweep Funds Return To DDA	7,458.03
1-15-2004	Sweep Funds Return To DDA	9,229.07
1-20-2004	Sweep Funds Return To DDA	192.41
1-21-2004	Sweep Funds Return To DDA	1,018.78
1-23-2004	Sweep Funds Return To DDA	26,239.74
1-27-2004	Sweep Funds Return to DDA	1,261.84
1-30-2004	Sweep Funds Return To DDA	5,238.94
1-31-2004	Ending Balance	9,289,000.13

Daily Balance Information

	Investment	Annualized	Daily Dividend
Date	Balance	Fund Yield	Factor	Daily Accrual

01-01*	9,457,676.43	.100%	.000002740	25.91
01-32	9,457,876.43	.100%	.000002740	25.91
01-03*	9,457,676.43	.100%	.000002740	25.91
01-04*	9,457,676.43	.100%	.000002740	25.91
01-05	9,458,495.12	.100%	.000002740	25.92
01-06	9.339.638 74	.100%	.000002740	25.59
01-07	9,339,638.74	.100%	.000002740	25.59

PAGE:1

Overland Express Sweep

01/01/2004 - 01/31/2004

Account Number- DDA
4761063908

01-08	9,332,180.71	.100%	.000002740	25.57
01-09	9,332,180.71	.100%	.000002740	25.57
01-10*	9,332,180.71	.100%	.000002740	25,57
01-11*	9,332,180.71	.100%	.000002740	25.57
01-12	9,332.180.71	.100%	.000002740	25.57
01-13	9,332,180.71	.100%	.000002740	25.57
01-14	9,332,180.71	.100%	.000002740	25.57
01-15	9,322,951.64	.100%	.000002740	25.54
01-16	9,322,951.64	.100%	.000002740	25.54
01-17*	9,322,759.23	.100%	.000002740	25.54
01-18*	9,322,759.23	.100%	.000002740	25.54
01-19*	9,322,759.23	.100%	.000002740	25.54
01-20	9,322,759.23	.100%	.000002740	25.54
01-21	9,321,740.45	.100%	.000002740	25.54
01-22	9,321,740.45	.100%	.000002740	25.54
01-23	9,295,500.71	.100%	.000002740	25.47
01-24*	9,285,500.71	.100%	.000002740	25.47
01-25*	9,295,500.71	.100%	.000002740	23.47
01-26	9,295,500.71	.100%	.000002740	25.47
01-27	9,294,239.07	.100%	.000002740	25.47
01-28	9,294,239.07	.100%	.000002740	25.47
01-29	9,294,239.07	.100%	.000002740	25.47
01-30	9,289,000.13	.100%	.000002740	25.45
01-31*	9,289,000.13	.100%	.000002740	25.45
			TOTAL MTD	793.24

*     Indicates non-business day

THANK YOU FOR BANKING WITH WELLS FARGO

NOT FDIC INSURED NO BANK GUARANTEE. MAY LOSE VALUE

An Investment in a wells Fargo money market fund (the *Fund*). Is not Insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by Stephens Inc. Member NYSE/SIPC. Walls Fargo & Company and its affiliates are not affiliates are not affiliated with Stephens Inc.

This material must be accompanied or preceded by a current prospectus for the Fund(s) selected. Please read the prospectus carefully before investing.

PAGE:2

WELLS FARGO BANK, N.A	9,403	(CO182)
PO BOX 63020	Account Number:	417-4685024
SAN FRANCISCO, CA 94163	Statement Start Date:	01/01/04
	Statement End Date:	01/31/04
	Number of Enclosures:	5

BEYOND.COM DEBTOR IN POSSESSION CH 11 CASE #02–50441 2700 MISSION COLLEGE BLVD. SUITE 140–R SANTA CLARA CA–95054

For Customer Assistance;
Call your Customer Service Officer or Client Services
1-800-AT WELLS (289-3557)
5:00 All to 6:00 P.M. Pacific Time Monday, Friday

Account Number	Beginning Balance		Total Credits	Total Debits	Ending Balance
WellsOne Account 417–4663024	0.00	143,372.01	-143,372.01		0:00

News from Wells Fargo

Credits
      Electronic Deposits/ Bank Credits

Effective	Posted
Date	Date	Amount		Transaction Detail
	Jan 05	118.856.38	*	Zero Balance Account Transfer From 4761063908
	Jan 14	3,493.17	*	Zero Balance Account Transfer From 4761063908
	Jan 16	109.07	*	Zero Balance Account transfer From 4761063908
	Jan 20	59,46		Zero Balance Account Transfer From 4761063908
	Jan 22	19,592,29	*	Zero Balance Account Transfer From 4761063908
	Jan 26	1,261.64	*	Zero Balance Account Transfer From 4761063908
		143,372.01		Total Electronic Deposits/ Bank Credits
		143,372.01		Total Credits

Debits
      Electronic Debits/ Bank Debits

Effective	Posted
Date	Date	Amount	Transaction Detail
	Jan. 20	59.46	Client Analysis Srvc Chrg 040116 Svc Chge 1203 OOOO04174685024
		59.46	Total Electronic Debits/ Bank Debits
* = Check revised & found OK.

Continued on next page

9,404

Beyond.Com	Account Number:	417-4685024
Debtor In Possession	Statement End Date:	01/31/04

     Checks Paid

Check#	Date	Amount	Check#	Date	Amount	Check#	Date	Amount

11572	Jan 05	118,856.38	11580	Jan 22	19,592.29	11582	Jan 26	1,261.64
11579*	Jan 16	109.07	11581	Jan 14	3,493.17

*Gap in check sequence	143,312.55	Total Checks Paid

	143,372.01	Total Debits

Daily Ledger Balance Summary

Date	Balance	Date	Balance	Date	Balance

Dec 31	0.00	Jan 16	0.00	Jan 26	0.00
Jan 05	0.00	Jan 20	0.00
Jan 14	0.00	Jan 22	0.00

Average Daily Ledger Balance	0,00

Thank you for banking with Wells Fargo.	Member FDIC

PAGE:6

WELLS FARGO BANK, MA	STATEMENT OF ACCOUNT	PRINTED: 02-03-04 PAGE 2

ACCOUNT: 4761 063924	BANK: 00182	DETAIL CREDITS	PERIOD: 1-01-04 TO 1-30-04

REFERENCE	POSTED	AS/OF	AMOUNT	TRANSACTION DESCRIPTION
4761063908	1-20-04		2.09	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
4761063908	1-16-04		83.34	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
4761063908	1-29-04		5,236.94	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
4761063908	1-14-04		5,735.90	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761463908
4761063908	1-22-04		6,647.45	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 000004761063908
4761063908	1-07-04		7,458,03	ZERO BALANCE ACCOUNT TRANSFER FROM 0000000000 STORE NOT FOUND INTABLE SUB ACCT 00004761063908

PAGE:3

In re: BEYOND.COM CORPORATION
CASE NO 02-50441

PROOF OF SERVICE

               I am a resident of the State of California, over the age of eighteen years, and not a party to the within action. My business address is Gray Cary Ware & Freidenrich, 2000 University Avenue, East Palo Alto, California 94303. On February 19,2004, I served the within documents on the attached lists:

SUMMARY OF FINANCIAL STATUS

☐	by transmitting via facsimile the document(s) listed above to the fax number(s) set forth below on this date.

☒	by placing the document(s) above in a sealed envelope and sending First Class Mail with postage thereon fully prepaid, in the United States mail at Palo Alto, California addressed to the attached service list.

☐	by having Swift Delivery Service deliver the document(s) listed above to the person(s) at the address(es) set forth below.

SEE ATTACHED SERVICE LIST

               I am readily familiar with the firm’s practice of collection and processing correspondence for mailing. Under that practice it would be deposited with the U.S. Postal Service on that same day with postage thereon fully prepaid in the ordinary course of business. I am aware that on motion of the party served, service is presumed invalid if postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

               I declare that I am employed in the office of a member of the Bar or permitted to practice before this Court at whose direction the service was made.

               I declare under penalty of perjury under the laws of the United States of America that the above is true and correct.

               Executed on February 19, 2004 at East Palo Alto, California.

Carolyn Hooper

anine D. Bloch	John Barratt	Kevin Epstein
Preston Gates & Ellis	1258 Ravine Drive	U.S. Trustee Office
55 Second Street, Suite 1700	Mississauga, Ontario	280 S. First St.,
San Francisco, Ca 94105	Canada L5J 3E4	San 268 San Jose, CA 95113

Russell C. Bergman	John R. Weiss	Richard Rogan. Nicolas De Lancie
LaSalle Bank National Assoc.	Katten Muchin Zavis	Jeffer, Mangels, Butler, Marmaro
135 So. LaSalle St., Suite 1960	525 West Monroe Street	Two Embarcadero Ctr, Fifth Floor
Chicago, IL 60603	Chicago, IL 60661	San Francisco, CA 94111

Richard Schudellari	Youssef A. Sneiffer
Morrison & Foerster LLP	Davis Wright Termaine, LLP
755 Page Mill Road	2600 Century Square
Palo Alto, CA 94304	1501 Fourth Avenue Seattle, WA 98101-1688